TEKOIL & GAS CORPORATION

SUBSCRIPTION AGREEMENT

(with Put Option)

THE COMMON STOCK HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) OR UNDER THE PROVISIONS OF ANY APPLICABLE STATE SECURITIES LAWS. THE COMMON STOCK MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT REGISTRATION IS NOT REQUIRED UNDER SUCH ACT OR UNLESS SOLD PURSUANT TO RULE 144 UNDER SUCH ACT.

1. Subscription. Subscriber (as identified on the signature page attached hereto) hereby subscribes for and agrees to be issued the shares of Common Stock described on the signature page attached hereto (the “Common Stock”) of Tekoil & Gas Corporation, a Delaware corporation (the “Company”).

2. Payment; Documents.

(a) Subscriber agrees to tender to the Company the amounts described on the signature page attached hereto for the Common Stock subscribed for herein by either (i) a check made payable to the Company or (ii) wire transfer to the Company’s bank account as specified by the Company.

(b) The amounts due shall be due upon transmittal of the subscription documents to the Company. Subscriber acknowledges that the Company may request additional information in connection with the subscription.

3. Approvals. Subscriber acknowledges and agrees that this subscription is subject to, and limited by, the appropriate consent and approvals by the Company’s Board of Directors and, if applicable, shareholders.

4. Acceptance or Rejection of Subscription. Subscriber acknowledges and agrees that this subscription shall not be effective until accepted in writing by the Company, and that the Company reserves the right to reject this Subscription in whole or in part in its sole discretion. Subscriptions may be rejected for failure to conform to the requirements of the offering, insufficient documentation, oversubscription of the offering or for any such other reason as the Company may determine, in its sole discretion, to be in the best interests of the Company. In the event of rejection of this subscription Subscriber's funds, together with any earnings thereon, will promptly be returned to Subscriber without deduction and this Subscription Agreement shall have no further force or effect.

5. Acceptance of Subscription. In the event Subscriber's subscription is accepted by the Company, Subscriber's Common Stock shall be issued as of the date specified by the Company at the time of acceptance.

6. Subscriber's Representations and Warranties. Subscriber represents, warrants, acknowledges and agrees that:

(a) Subscriber is a resident of the state indicated on the signature page hereof, is legally competent to execute this Subscription Agreement, and:

(i) if Subscriber is an individual, has his or her principal residence in such state;

(ii) if Subscriber is a corporation, partnership, trust, limited liability company or other form of business organization, has its principal office in such state; or

(iii) if Subscriber is a corporation, partnership, trust, limited liability company or other form of business organization, Subscriber has not been organized for the specific purpose of acquiring the Common Stock.

(b) Subscriber has not been offered the Common Stock by any form of general solicitation or general advertising, including but not limited to any advertisement, article, notice or other communication published in any newspaper, magazine, or similar media or broadcast over television or radio, or any seminar or meeting whose attendees have been invited by any general solicitation or general advertising.

(c) Subscriber has had access during the course of this transaction and prior to the issuance of the Common Stock to all information necessary to enable Subscriber to evaluate the merits and risks of a prospective investment in the Company (including, without limitation, the periodic and other reports filed by the Company with the U.S. Securities and Exchange Commission (the “SEC”) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), and Subscriber has had the opportunity to ask questions of and receive answers from the officers and directors of the Company, or a person or persons acting on its behalf, concerning the terms and conditions of the offering and all questions raised by Subscriber have been answered to the full satisfaction of Subscriber.

(d) There are substantial restrictions on the transferability of the Common Stock and, accordingly, Subscriber will need to bear the economic risk of the investment in the Common Stock for an indefinite period of time and will not be readily able to liquidate the investment in case of an emergency.

(e) Subscriber understands that the Company has a limited financial or operating history, the Common Stock is a speculative investment which involves a high degree of financial risk, and there is no assurance of any economic, income or tax benefit from such investment.

(f) In making this investment, Subscriber is relying solely upon the advice of Subscriber's personal tax advisors, and not the Company nor its advisers and counsel, with respect to the tax aspects of an investment in the Common Stock.

(g) If Subscriber is a corporation, partnership, trust, limited liability company, employee benefit plan or other entity, Subscriber is authorized and qualified to become a stockholder of the Company and the person signing this Subscription Agreement on behalf of such entity has been duly authorized by such entity to do so.

(h) No representations or warranties have been made to Subscriber by the Company or any officer, employee, agent or affiliate of the Company, and Subscriber's investment decision has been based solely upon Subscriber's independent evaluation and due diligence, if any, of the Company.

(i) Subscriber is experienced in evaluating and investing in early stage companies such as the Company. Subscriber is experienced in business matters and regards himself, herself or itself as a sophisticated investor able to evaluate investment and financial information and to choose independent professional advisors to assist in such evaluation and, either alone or with such advisers, has such knowledge and experience in financial and business matters that Subscriber is capable of evaluating the merits and risks of an investment in the Common Stock and has the capacity to protect Subscriber’s own interests in connection with Subscriber’s proposed investment in the Common Stock.

(j) Subscriber’s aggregate commitments to investments that are not readily marketable are not disproportionate to Subscriber’s net worth and an investment in the Common Stock will not cause such aggregate commitment to become excessive. Subscriber has adequate means of providing for Subscriber’s current needs and possible personal and family contingencies. Subscriber will not be readily able to liquidate the investment in the case of an emergency, and Subscriber has no need for liquidity in this investment in the Company.

(k) Subscriber has a preexisting business or personal relationship with the Company or with one or more of its officers or directors. Subscriber is purchasing the Common Stock solely for Subscriber’s own account for investment (and not for the account of any other person), and not with a view to, or for, any resale, distribution, fractionalization or other transfer thereof, and Subscriber has no present plans to enter into any contract, undertaking, agreement or arrangement for any such resale, distribution, fractionalization or transfer.

7. Representations and Warranties Concerning Suitability and Accredited Investor Status. Subscriber hereby represents and warrants to the Company that Subscriber is an “Accredited Investor” (as defined under Regulation D as promulgated and amended by the SEC pursuant to the Securities Act) on the basis of the representations made by Subscriber to the Company below. Subscriber hereby represents and warrants that:

(a) Subscriber has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Company and has obtained sufficient information from the Company to evaluate the merits and risks of an investment in the Company.

(b) Subscriber has determined that the Common Stock are a suitable investment for Subscriber. Subscriber is able to bear the economic risk of the investment in the Company (including a complete loss thereof) and has adequate financial or other means for providing for Subscriber's current needs and contingencies and has no need for liquidity in this investment.

8. Indemnification. Subscriber recognizes that the offer and sale of Common Stock to Subscriber were and will be based upon the representations, warranties, acknowledgments and agreements of Subscriber contained in this Subscription Agreement and hereby agrees to defend and indemnify the Company (and anyone acting on its behalf) with respect to the sale of the Common Stock, and to hold each such person or entity harmless from and against all losses, liabilities, costs, or expenses (including reasonable attorneys' fees) arising by reason of or in connection with any misrepresentation or any breach of such warranty by Subscriber, or arising as a result of the sale or distribution of the Common Stock by the undersigned in violation of the Securities Act, or any applicable state securities laws, or Subscriber's failure to fulfill any of Subscriber's covenants or agreements set forth herein. This Subscription Agreement and the representations, warranties, and agreements contained herein shall be binding upon the heirs, legal representatives, successors and assigns of Subscriber.

9. Fees and Expenses. Subscriber shall pay for all its own fees and expenses in connection with this subscription, including without limitation legal fees and fees of its advisors and counsel, if any.

10. Revocation. Subscriber acknowledges and agrees that Subscriber shall not and cannot cancel, terminate or revoke this Subscription Agreement or any agreement of Subscriber made hereunder, except as otherwise provided by applicable state law, and that (if Subscriber is an individual) this Subscription Agreement shall survive the death, disability, or incompetence of Subscriber.

11. Restrictions. The Subscriber agrees that he will not at any time make any disposition of any of the Common Stock except in accordance with applicable federal and state securities laws and the legend set forth below. The certificates for the Common Stock to be issued to the undersigned will bear a legend in substantially the following form:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES LAWS OF ANY STATE. SUCH SECURITIES MAY NOT BE SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 AND ANY APPLICABLE STATE SECURITIES LAWS OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933 OR SUCH LAWS.

12. Put Option.

(a) The Company hereby grants to Subscriber and Subscriber hereby accepts from the Company, the irrevocable right and option (the “Put Option”) to require the Company, at any time during the Option Period described below subsequent to the date of acceptance hereof by the Company as indicated on the signature page hereof (“Acceptance Date”), to purchase from Subscriber up to 95.24% of the shares of Common Stock originally issued to Subscriber pursuant to the terms of this Agreement (the “Option Shares”) at the Put Price described below (the “Put Obligation”).

(b) The Put Option shall be validly and effectively exercised, if at all, by Subscriber delivering written notice of exercise to the Company (the “Exercise Notice”), at any time sixty (60) days subsequent to the Acceptance Date, but no later than ninety (90) days subsequent to the Acceptance Date (the “Option Period”) at a per share purchase price equal to $0.55 (the “Put Price”).

(c) Within ten (10) business days after delivery of the Exercise Notice to the Company, closing (the “Closing”) of the Put Option shall occur whereby the Company shall pay and perform its Put Obligation.

13. Miscellaneous. The terms and conditions contained in this Subscription Agreement constitute the entire agreement between the parties with respect to the subject matter hereof and supersede all previous agreements and understandings, whether oral or written, between the parties hereto with respect to the subject matter hereof. This Subscription Agreement shall be construed in accordance with and governed by the laws of the State of Delaware. This Subscription Agreement may be amended only by a writing executed by the Company and Subscriber.

IN WITNESS WHEREOF, Subscriber has executed this Subscription Agreement on the date indicated on the signature page hereof.

[Signatures on Next Page]

The undersigned Subscriber confirms and certifies that Subscriber has read this entire Subscription Agreement and understands the provisions hereof, and that the undersigned has executed this Subscription Agreement as of the date set forth below.

DATED: November 20, 2006

Subscriber agrees to purchase the Common Stock on the terms and conditions herein to purchase ____________________ (_______) shares of Common Stock at a per share purchase price of $0.4762, for an aggregate purchase price of ____________________ ($_______).

Which will be held by Subscriber(s) in the following manner, if applicable:
(     ) Community Property     (     ) Joint Tenants with Right of Survivorship
(     ) Tenants in Common       (     ) Separate Property
( )	Other: (e.g. individual, corporation, partnership, limited liability company, trust, investment company). Please indicate: ___________________.

Subscriber Signature(s)

Name of Subscriber (as it is to appear on the share certificate(s)):	Name of Joint Subscriber, if any (appear on the share certificate(s)):

Name and Title of Signatory if Subscriber is an entity

Signature	Signature of Joint Subscriber

Social Security or Tax ID Number	Social Security or Tax ID Number of Joint Subscriber

Address	Address of Joint Subscriber

Reviewed and Advised By (if any):	Accepted By:

Subscriber’s Professional Advisor	TEKOIL & GAS CORPORATION, a Delaware corporation

Name	Signature

Address	Name/Title

Note:

In the case of subscription by,

•	Joint Tenants with Rights of Survivorship or Tenants in Common, all tenants must execute this subscription,

•	Husband and Wife, as community property, one signature only is required.

•	A Trust, the Trustee must sign and a copy of the Trust Agreement should be provided.

•	A Partnership, a copy of the Statement of Partnership or the Partnership Agreement should be provided, and execution must be by the number of partners required therein to bind the Partnership.

•	A Corporation, a resolution of the Board of Directors authorizing the subscription and certified by the Secretary should be included.